SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

AMG FUNDS II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMG Funds II

AMG GW&K Global Allocation Fund

June 2, 2020

Dear Valued Shareholder,

Thank you for being an investor in AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund) (the “Fund”), a series of AMG Funds II (the “Trust”). A special meeting of shareholders is scheduled to be held on June 18, 2020. We need your proxy vote as soon as possible to allow us to proceed with important business of the Fund.

I am writing to you to consider and vote on a proposal to approve a new subadvisory agreement between AMG Funds LLC and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund. GW&K has been acting as the Fund’s subadviser on an interim basis pursuant to an interim subadvisory agreement since April 17, 2020, when it replaced Chicago Equity Partners, LLC (“CEP”) as subadviser to the Fund. Under applicable law, if shareholders do not approve the new subadvisory agreement with GW &K on or before September 14, 2020, GW&K may no longer be able to act as subadviser to the Fund and the Board of Trustees may consider other alternatives for the Fund, including possible liquidation of the Fund. The fee paid to GW&K under the interim subadvisory agreement and the new subadvisory agreement is the same rate that was paid to CEP and is paid by the Fund’s investment adviser. The approval of the new subadvisory agreement will not increase the management fee rate borne by Fund shareholders.

Please take the time to carefully consider and vote on this important proposal. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal. The proposal is discussed in more detail in the Proxy Statement, which you should read carefully. For more information, please refer to the proxy statement, which can be found at: https://vote.proxyonline.com/AMG/docs/Glo balAllocation.pdf. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call (800) 290-6427 for assistance. Representatives are available Monday through Friday 9 a.m. to 9 p.m. Eastern Time.

We very much appreciate your attention to this matter. Please help us by casting your vote today!

Sincerely,

/s/ Keitha L. Kinne

Keitha L. Kinne
President

How do I vote? There are four convenient methods for casting your important proxy vote:

1.

Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free (800) 290-6427. Representatives are available Monday through Friday 9 a.m. to 9 p.m.

2.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4.	Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the voting methods listed above to ensure that your vote is recorded before June 18, 2020.

REGNOBO

AMG Funds II

AMG GW&K Global Allocation Fund

June 2, 2020

Dear Valued Shareholder,

Thank you for being an investor in AMG GW&K Global Allocation Fund (Formerly AMG Chicago Equity Partners Balanced Fund) (the “Fund”), a series of AMG Funds II (the “Trust”). A special meeting of shareholders is scheduled to be held on June 18, 2020. We need your proxy vote as soon as possible to allow us to proceed with important business of the Fund.

I am writing to you to consider and vote on a proposal to approve a new subadvisory agreement between AMG Funds LLC and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund. GW&K has been acting as the Fund’s subadviser on an interim basis pursuant to an interim subadvisory agreement since April 17, 2020, when it replaced Chicago Equity Partners, LLC (“CEP”) as subadviser to the Fund. Under applicable law, if shareholders do not approve the new subadvisory agreement with GW &K on or before September 14, 2020, GW&K may no longer be able to act as subadviser to the Fund and the Board of Trustees may consider other alternatives for the Fund, including possible liquidation of the Fund. The fee paid to GW&K under the interim subadvisory agreement and the new subadvisory agreement is the same rate that was paid to CEP and is paid by the Fund’s investment adviser. The approval of the new subadvisory agreement will not increase the management fee rate borne by Fund shareholders.

Please take the time to carefully consider and vote on this important proposal. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal. The proposal is discussed in more detail in the Proxy Statement, which you should read carefully. For more information, please refer to the proxy statement, which can be found at: https://vote.proxyonline.com/AMG/docs/Glo balAllocation.pdf. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call (800) 290-6427 extenstion #14395 for assistance. Representatives are available Monday through Friday 9 a.m. to 9 p.m. Eastern Time.

We very much appreciate your attention to this matter. Please help us by casting your vote today!

Sincerely,

/s/ Keitha L. Kinne

Keitha L. Kinne
President

How do I vote? There are three convenient methods for casting your important proxy vote:

1.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

2.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

3.	Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the voting methods listed above to ensure that your vote is recorded before June 18, 2020.

OBO

AMG Funds II
AMG GW&K Global Allocation Fund

Shareholder Name

Address 1

Address 2

Address 3

IMPORTANT DEADLINE

Dear Valued Shareholder,

We have been unable to reach you to discuss important changes affecting one of your investments in the AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund). This pertains to the June 18, 2020 special meeting of AMG GW&K Global Allocation Fund shareholders, which has been called to vote on a significant matter. We are requesting your prompt response no later than June 18, 2020.

It is essential that we speak to you regarding this matter. The call will only take a few moments of your time and you will not be asked for any confidential information.

Please call us toll-free at (800) 290-6427 between 9:00 a.m. and 9:00 p.m. Eastern time Monday through Friday. At the time of the call, please refer to the reference number listed below.

Thank you in advance for your assistance.

Sincerely,

/s/ Keitha L. Kinne

Keitha L. Kinne
President

REFERENCE NUMBER: 123456789